EXHIBIT 99.3

                                CORCAP, INC.

                    NON-QUALIFIED STOCK OPTION AGREEMENT

                              Option Granted To

                               Martin Roenigk
                                   Grantee

     OPTION ONE:


             300,000                         $.15
     Number of Option Shares       Purchase Price per Share


                        GRANT DATE:  August 21, 1995

                      EXPIRATION DATE:  August 21, 1996


     OPTION TWO:

             150,000                         $.15
     Number of Option Shares       Purchase Price per Share


                    Grant Date:    August 21, 1995

               Expiration Date:    August 21, 2005








                                   I accept the Options, subject to their
                                   terms set forth above and in the
                                   attachment.



                                   /s/ Martin Roenigk
                                   Signature


                                   August 21, 1995
                                   Date

                      NON-QUALIFIED STOCK OPTION TERMS


     Corcap, Inc. ("Corcap") hereby grants to the Grantee the following Option One and Option Two (the "Options") to purchase on or before the respective Expiration Dates at the Purchase Price per Share for the Option Shares, which shall be fully paid and non-assessable shares of the Common Stock of Corcap, par value $.01 per share (the "Common Stock").

     The Options are granted subject to the following terms and conditions:

    1. Option One shall be immediately exercisable and shall expire on August 21, 1996 (the "Option One Expiration Date").

    2. Option Two shall be exercisable upon the exercise in full of Option One and, assuming the exercise of Option One, shall terminate on August 21, 2005. In the event the Grantee does not exercise Option One on or before the Option One Expiration Date, Grantee's rights to both Option One and Option Two shall expire.

     3. The Options may be exercised according to these terms, in whole or in part, by written notification delivered in person or by mail to Corcap's Corporate Secretary at Corcap's executive offices in Hartford, Connecticut or at such other location of its executive offices. Such notification shall be effective upon its receipt by the Corporate Secretary of Corcap on or before the respective Expiration Date of each of Option One and Option Two, and shall be in substantially the form attached as Exhibit A and Exhibit B, respectively, specifying the number of shares with respect to which the appropriate Option is then being exercised and accompanied by payment for such shares. Neither Option may be exercised with respect to a fractional share or with respect to fewer than 100 shares. In the event the Expiration Date falls on a day which is not a regular business day at Corcap's executive offices, then such written notification must be received at such office on or before the last regular business day prior to the Expiration Date. Payment is to be made by check payable to the order of Corcap. No shares shall be issued on exercise of either Option until full payment for such shares has been made and all checks delivered in payment therefor have been collected. The Grantee shall not have any rights of a shareholder upon exercise of either Option, including but not limited to, the right to vote or to receive dividends, until stock certificates have been issued to the Grantee.

     2. Corcap shall not be required to issue any certificate or certificates for shares purchased upon the exercise of any part of the Options prior to
(i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any governmental regulatory body if required prior to such exercise unless an exemption from registration is available, as determined by Corcap in its sole discretion, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which Corcap shall, in its sole discretion, determine to be necessary or advisable, and (v) the payment to Corcap, upon its demand, of any amount requested by Corcap for withholding, federal, state or local income or earnings taxes or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Options or the transfer of such shares. The Options shall be exercised and shares issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and the Grantee shall comply with any requirements imposed by the Securities and Exchange Commission or any state securities commission under such laws.

     If the Grantee qualifies as an "affiliate" (as that term is defined in Rule 144 ("Rule 144" promulgated under the Act), upon demand by Corcap, the Grantee (or any person acting on his behalf) shall deliver to the Corporate Secretary of Corcap at the time of any exercise of the Options a written representation that upon exercising the Options he will acquire shares for his own account, that he is not taking the shares with a view to distribution and that he or she will dispose of the shares only in compliance with Rule 144.

     3. The Options are not transferrable by the Grantee otherwise than by will or by the laws of descent and distribution, and is exercisable, during the life of the Grantee, only by him or by his guardian or legal representative. More particularly (but without limiting the generality of the foregoing), the Options may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process.

     4.   Notwithstanding any other provisions:

     (a) If the Grantee should die during the term of the Options, the Options may be exercised by the person designated in the Grantee's last will and testament or, in the absence of such designation, by the Grantee's estate, to the full extent that the Options could have been exercised by the Grantee immediately prior to the Grantee's death, but not later than the second anniversary of the Grantee's death until the expiration of its original term.


     In the event the Options are exercised by the executors, administrators, legatees or distributees of the estate of the Optionee, Corcap shall be under no obligation to issue shares unless Corcap is satisfied that the person or persons exercising the Options are the duly appointed legal representatives of the Optionee's estate or the proper legatees or distributees thereof.

     (b) In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other changes in corporate structure or capitalization affecting the Common Stock, the number of shares remaining to be exercised under the Options and the Purchase Price shall be appropriately adjusted. If, as a result of any adjustment under this paragraph, the Grantee becomes entitled to a fractional share, he or she shall have the right to purchase only the adjusted number of full shares and no payment or other adjustment will be made with respect to the fractional share so disregarded.

     5. The waiver by Corcap of any provision of this Agreement shall not operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of the Agreement.

     6. The Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Connecticut.

                              CORCAP, INC.



                              By /s/ Diane Burns
                                 Diane Burns
                                 Its Corporate Secretary




                                  EXHIBIT A


                 NON-QUALIFIED STOCK OPTION EXERCISE NOTICE








________________, ____






Corcap, Inc.
90 State House Square
Hartford, Connecticut 06053

Attention:

Ladies and Gentlemen:

     Pursuant to the provisions of the Non-Qualified Stock Option Agreement, dated August __, 1995 (the "Agreement"), whereby you have granted me two stock options, including Option One to purchase a total of 300,000 shares of Common Stock of Corcap, Inc. (the "Company"), I hereby notify you that I elect to exercise Option One to purchase ____________ of the shares covered by Option One at the price specified therein.

     I understand that the Agreement will be deemed to be amended automatically to reduce the number of shares remaining to be exercised under the Agreement by the number of shares exercised by this notice.

     In full payment of the price for the shares being purchased, I am delivering to you herewith a check payable to the order of the Company in the amount of $__________.

     Please mail the stock certificates to me at:

               Name     ____________________________

               Address  ____________________________

                        ____________________________



Calculation of funds due:

     Option price $________ x

     Number of shares exercised

     = Cost of Exercise                          = $________


                    plus

Federal income tax (28% x the difference between
the option price and the Fair Market Value of the
shares on the date of exercise x number of shares
exercised)*                                       = $________

                              Total Amount Due    = $________

To be paid by:

     [ ]  Cash or check                           = $________


                                        TOTAL     = $________





                                   ___________________________
                                   Signature of Grantee




____________________

     * In the states that have an income tax, an additional payment may be required over and above the 28% federal income tax payment when exercising a non-qualified stock option. Moreover, an additional payment may be required to cover FICA and other such taxes.




                                  EXHIBIT B


                 NON-QUALIFIED STOCK OPTION EXERCISE NOTICE







________________, ____





Corcap, Inc.
90 State House Square
Hartford, Connecticut 06053

Attention:

Ladies and Gentlemen:

     Pursuant to the provisions of the Non-Qualified Stock Option Agreement, dated August __, 1995 (the "Agreement"), whereby you have granted me two stock options, including Option Two to purchase a total of 150,000 shares of Common Stock of Corcap, Inc. (the "Company"), I hereby notify you that I elect to exercise Option Two to purchase ____________ of the shares covered by Option Two at the price specified therein.

     I understand that the Agreement will be deemed to be amended automatically to reduce the number of shares remaining to be exercised under the Agreement by the number of shares exercised by this notice.

     In full payment of the price for the shares being purchased, I am delivering to you herewith a check payable to the order of the Company in the amount of $__________.

     Please mail the stock certificates to me at:

               Name     _____________________________

               Address  _____________________________

                        _____________________________


Calculation of funds due:

     Option price $________ x

     Number of shares exercised

     = Cost of Exercise                          = $________


                    plus

Federal income tax (28% x the difference between
the option price and the Fair Market Value of the
shares on the date of exercise x number of shares
exercised)*                                       = $________

                              Total Amount Due    = $________

To be paid by:

     [ ]  Cash or check                           = $________


                                        TOTAL     = $________





                                   ________________________
                                   Signature of Grantee




____________________

     * In the states that have an income tax, an additional payment may be required over and above the 28% federal income tax payment when exercising a non-qualified stock option. Moreover, an additional payment may be required to cover FICA and other such taxes.











[F:\MAHER\COMPUDYN\CORCA-OP]